United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-XXXXX

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2019

Date of reporting period: November 30, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA—75.19%
Basic Materials—8.59%
4L Technologies, Inc., 6.849%, Due 5/8/2020, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	$498,639	$482,434
Concrete Pumping Holdings, Inc., Due 12/8/2025, Term LoanB	250,000	242,500
Polymer Additives, Inc., 8.349%, Due 7/31/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 6.000%)	18,000	17,100
Schenectady International Group, Inc., 7.186%, Due 10/15/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.750%)	11,000	10,807
Starfruit Finco B.V, 5.549%, Due 10/1/2025, 2018 USD Term Loan B, (1-mo. LIBOR + 3.250%)	17,000	16,745
Vantage Specialty Chemicals, Inc., 1.000%, Due 10/28/2024, 2017 1st Lien Term Loan, (2-mo. LIBOR + 3.500%)	7,000	6,860

		776,446

Consumer—21.57%
APX Group, Inc., 7.494%, Due 3/31/2024, 2018 Term Loan B, (2-mo. LIBOR + 5.000%)	2,000	1,970
ASP Unifrax Holdings, Inc.,
Due 10/10/2025, Term Loan BB	250,000	247,500
Due 11/5/2026, 2nd Lien Term LoanB	12,000	11,520
Bulldog Purchaser, Inc.,
Due 8/21/2026, 2018 2nd Lien Delayed Draw Term LoanB C	130,000	129,432
10.095%, Due 9/4/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 7.750%)	250,000	248,907
Crown Finance US, Inc., 4.845%, Due 2/28/2025, 2018 USD Term Loan, (1-mo. LIBOR + 2.500%)	7,972	7,817
Del Frisco’s Restaurant Group, Inc., 8.375%, Due 6/27/2025, 2018 Incremental Term Loan, (1-mo. LIBOR + 6.000%)	253,365	240,697
Deluxe Entertainment Services Group, Inc., 8.027%, Due 2/28/2020, Term Loan 2014, (3-mo. LIBOR + 5.500%)	248,103	216,056
Financial & Risk US Holdings, Inc., 6.095%, Due 10/1/2025, 2018 USD Term Loan, (1-mo. LIBOR + 3.750%)	250,000	243,260
GOBP Holdings, Inc.,
6.095%, Due 10/18/2025, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	79,000	78,671
9.595%, Due 10/22/2026, 2nd Lien Term Loan, (1-mo. LIBOR + 7.250%)	250,000	248,750
Hearthside Food Solutions LLC, 6.315%, Due 5/31/2025, 2018 Incremental Term Loan, (1-mo. LIBOR + 4.000%)	250,000	246,875
Thor Industries, Inc., Due 10/30/2025, USD Term Loan BB	2,000	1,970
United Natural Foods, Inc., 6.595%, Due 10/22/2025, Term Loan B, (1-mo. LIBOR + 4.250%)	24,000	21,870
USS Ultimate Holdings, Inc., 6.095%, Due 8/25/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	2,992	2,940

		1,948,235

Defense—0.04%
MacDonald, Dettwiler and Associates Ltd., 5.148%, Due 10/4/2024, Term Loan B, (3-mo. LIBOR + 2.750%)	4,000	3,796

		3,796

Energy—2.81%
EG Finco Ltd., 10.386%, Due 4/20/2026, 2018 USD 2nd Lien Term Loan, (3-mo. LIBOR + 8.000%)	250,000	247,187
Natgasoline LLC, 6.250%, Due 10/31/2025, Term Loan B, (3-mo. LIBOR + 3.500%)	5,000	4,988
Seadrill Partners Finco LLC, 1.000%, Due 2/21/2021, Term Loan B, (3-mo. LIBOR + 6.000%)	2,000	1,715

		253,890

Financial—3.64%
AIS Holdco LLC, 7.353%, Due 8/15/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	6,000	5,940
Aretec Group, Inc., 6.595%, Due 10/1/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	17,000	16,894
Asurion LLC, 8.845%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)	250,000	254,582

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—75.19% (continued)
Financial—3.64% (continued)
Confie Seguros Holding II Co., 10.807%, Due 10/31/2025, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	$23,000	$22,732
DTZ U.S. Borrower LLC, 5.595%, Due 8/21/2025, 2018 Add On Term Loan B, (1-mo. LIBOR + 3.250%)	29,000	28,538

		328,686

Health Care—5.76%
Air Methods Corp., 5.886%, Due 4/21/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	2,000	1,700
Auris Luxembourg III S.a.r.l., Due 7/20/2025, 2018 USD Term Loan BB	4,000	3,982
Premise Health Holding Corp.,
Due 7/10/2025, 2018 1st Lien Delayed Draw Term LoanB C	882	885
6.136%, Due 7/10/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	11,118	11,145
RegionalCare Hospital Partners Holdings, Inc., 7.129%, Due 11/16/2025, 2018 Term Loan B, (3-mo. LIBOR + 4.500%)	500,000	491,095
U.S. Renal Care, Inc., Due 12/30/2022, 2015 1st Lien Term LoanB	12,000	11,811

		520,618

Manufacturing—3.35%
Bright Bidco B.V., 5.873%, Due 6/30/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	13,000	12,415
Brookfield WEC Holdings, Inc., 6.095%, Due 8/1/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	9,000	8,969
9.095%, Due 8/3/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 6.750%)	250,000	251,562
Constellis Holdings LLC, 1.000%, Due 4/21/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	9,000	8,820
DG Investment Intermediate Holdings, Inc., 5.345%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	3,991	3,911
GlobalLogic Holdings, Inc.,
Due 8/1/2025, 2018 Delayed Draw Term LoanB C	1,125	1,118
5.595%, Due 8/1/2025, 2018 Add On 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	7,875	7,826
NN, Inc.,
Due 4/2/2021, 2017 Term LoanB	1,979	1,944
Due 10/19/2022, 2016 Term Loan BB	5,992	5,917

		302,482

Media—2.88%
Allen Media LLC, 9.207%, Due 8/30/2025, 2018 Term Loan B, (3-mo. LIBOR + 6.500%)	9,000	8,741
AppLovin Corp., 6.194%, Due 8/15/2025, 2018 Term Loan B, (3-mo. LIBOR + 3.750%)	3,000	2,985
WeddingWire, Inc., Due 11/8/2025, Term LoanB	250,000	248,125

		259,851

Service—7.23%
Employbridge LLC, 6.945%, Due 4/18/2025, Term Loan B, (3-mo. LIBOR + 4.500%)	5,000	4,983
Imagine! Print Solutions, Inc., 7.100%, Due 6/21/2022, 2017 Term Loan, (1-mo. LIBOR + 4.750%)	402,195	384,096
KUEHG Corp., 10.636%, Due 8/18/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)	250,000	250,625
LifeMiles Ltd., 7.800%, Due 8/18/2022, Term Loan B, (3-mo. LIBOR + 5.500%)	5,838	5,838
NEP/NCP Holdco, Inc., 9.345%, Due 10/19/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 7.000%)	8,000	7,840

		653,382

Technology—10.81%
24-7 Intouch, Inc., 6.565%, Due 8/20/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	8,000	7,720
DigiCert, Inc., 10.345%, Due 10/31/2025, 2017 2nd Lien Term Loan, (PRIME + 8.000%)	200,000	196,000
Dynatrace LLC, 5.595%, Due 8/22/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	18,000	17,932
Genuine Financial Holdings LLC, 6.136%, Due 7/12/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	3,000	2,974

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—75.19% (continued)
Technology—10.81% (continued)
McAfee LLC, 10.849%, Due 9/29/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	$229,167	$230,743
Mitchell International, Inc., 5.595%, Due 11/29/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	16,000	15,744
MLN US HoldCo LLC,
Due 7/11/2025, 2018 1st Lien Term LoanB	2,000	1,996
Due 11/30/2026, 2018 2nd Lien Term LoanB	250,000	246,875
NeuStar, Inc., 10.345%, Due 8/8/2025, 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	250,000	242,500
TriTech Software Systems, 6.095%, Due 8/29/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	8,000	7,910
Verifone Systems, Inc., 6.645%, Due 8/20/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	6,000	5,943

		976,337

Telecommunications—8.32%
Global Tel*Link Corp., 1.000%, Due 11/20/2025, 2018 1st Lien Term Loan	250,000	248,750
Intelsat Jackson Holdings S.A., 6.072%, Due 11/27/2023, 2017 Term Loan B3, (1-mo. LIBOR + 3.750%)	7,000	6,950
Mission Broadcasting, Inc., 4.565%, Due 1/17/2024, 2018 Term Loan B3, (1-mo. LIBOR + 2.250%)	276	272
Nexstar Broadcasting, Inc., 4.565%, Due 1/17/2024, 2018 Term Loan B3, (1-mo. LIBOR + 2.250%)	1,591	1,572
Securus Technologies Holdings, Inc., 10.595%, Due 11/1/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.250%)	500,000	493,750

		751,294

Transportation—0.19%
Entrans International LLC, 8.345%, Due 11/2/2024, 2018 Term Loan, (1-mo. LIBOR + 6.000%)	15,000	14,850
Gruden Acquisition, Inc., 7.886%, Due 8/18/2022, 2017 Term Loan, (3-mo. LIBOR + 5.500%)	1,995	1,992

		16,842

Total Bank Loan Obligations (Cost $6,821,024)		6,791,859

CORPORATE OBLIGATIONS—5.40%
Communications—2.53%
Univision Communications, Inc., 5.125%, Due 2/15/2025D	250,000	228,030

Consumer, Non-Cyclical—2.87%
Avantor, Inc., 9.000%, Due 10/1/2025D	10,000	10,138
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.750%, Due 12/1/2026D	250,000	249,062

		259,200

Total Corporate Obligations (Cost $488,349)		487,230

	Shares

SHORT-TERM INVESTMENTS—22.01% (Cost $1,988,423)
Short-Term Investments—22.01%
American Beacon U.S. Government Money Market Select Fund, 2.13%E F	1,988,423	1,988,423

TOTAL INVESTMENTS—102.60% (Cost $9,297,796)		9,267,512
LIABILITIES, NET OF OTHER ASSETS—(2.60%)		(234,674)

TOTAL NET ASSETS—100.00%		$9,032,838

Percentages are stated as a percent of net assets.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

A	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
B	Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of November 30, 2018.
C

Unfunded Loan Commitment. At period end, the principal amount of unfunded loan commitments was $132,007 or 1.46% of net assets. Of this amount, $130,000, $1,125 and $882 relate to Bulldog Purchaser, Inc., GlobalLogic Holdings, Inc. and Premise Health Holding Corp., respectively.

D

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $487,230 or 5.40% of net assets. The Fund has no right to demand registration of these securities.

E	The Fund is affiliated by having the same investment advisor.
F	7-day yield.

LIBOR—London Interbank Offered Rate.

LLC—Limited Liability Company.

PRIME—A rate, charged by banks, based on the U.S. Federal Funds rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2018, the investments were classified as described below:

Sound Point Enhanced Income Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations(1)	$—	$6,791,859	$—	$6,791,859
Corporate Obligations	—	487,230	—	487,230
Short-Term Investments	1,988,423	—	—	1,988,423

Total Investments in Securities—Assets	$1,988,423	$7,279,089	$—	$9,267,512

(1)	Unfunded loan commitments represent $132,007 at period end.

U.S. GAAP requires transfers between all levels to level 3 to be disclosed. During the period ended November 30, 2018, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Securus Technologies Holdings, Inc., 10.595%, Due 11/1/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.250%)		5.5
RegionalCare Hospital Partners Holdings, Inc., 7.129%, Due 11/16/2025, 2018 Term Loan B, (3-mo. LIBOR + 4.500%)		5.4
4L Technologies, Inc., 6.849%, Due 5/8/2020, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)		5.3
Imagine! Print Solutions, Inc., 7.100%, Due 6/21/2022, 2017 Term Loan, (1-mo. LIBOR + 4.750%)		4.3
Asurion LLC, 8.845%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)		2.8
Brookfield WEC Holdings, Inc., 9.095%, Due 8/3/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 6.750%)		2.8
Bulldog Purchaser, Inc., 10.095%, Due 9/4/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 7.750%)		2.8
Global Tel*Link Corp., 1.000%, Due 11/20/2025, 2018 1st Lien Term Loan		2.8
GOBP Holdings, Inc., 9.595%, Due 10/22/2026, 2nd Lien Term Loan, (1-mo. LIBOR + 7.250%)		2.8
KUEHG Corp., 10.636%, Due 8/18/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)		2.8
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.750%, Due 12/1/2026		2.8

Total Fund Holdings	74

Sector Weightings (% Investments)
Consumer		26.8
Technology		13.4
Basic Materials		10.7
Telecommunications		10.3
Service		9.0
Health Care		7.1
Financial		4.5
Manufacturing		4.1
Consumer, Non-Cyclical		3.6
Media		3.6
Energy		3.5
Communications		3.1
Transportation		0.2
Defense		0.1

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Organization

The American Beacon Sound Point Enhanced Income Fund (the “Fund”) is a series of a newly-organized, non- diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers one class of shares of beneficial interest (“Shares”), Y Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on January 12, 2018 as a Delaware statutory trust. The Fund commenced operations on July 2, 2018. Prior to commencing operations, the Fund had no operations other than matters relating to its organization and registration as a series of non-diversified, closed-end management investment company.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000 per account, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 5% of its outstanding Shares at NAV per share, which is the minimum amount permitted. Quarterly repurchase offers will occur in the months of January, April, July and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Periodic Repurchase Offers” and “Risk Considerations—Repurchase Offers Risk” in Footnote—Principal Risks.

The Fund’s investment objective seeks to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a variety of credit related instruments, including corporate obligations and securitized and structured issues of varying maturities. The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, under normal circumstances, bank loans are expected to constitute at least 40% of the Fund’s managed assets. The Fund expects to utilize leverage, as discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 331/3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes before its assets reach approximately $25 million.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended November 30, 2018, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact.

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Fund’s distributor and principal underwriter of the Fund’s shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Fund’s shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standard Codification Topic 946, Financial Services—Investment Companies, a part of the Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 —	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Securities and Other Investments

Bank Loans

The Fund may invest in bank loans. A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower’s assets. By purchasing a bank loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund also may purchase loans by assignment from another lender, and in such cases would act as part of a lending syndicate. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. Loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund may acquire bank loans directly through the lending agent or as an assignment from another lender who holds a direct interest in the loan. In either case, the Fund will acquire direct rights against the borrower on the loan, and will not have exposure to a counterparty’s credit risk. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV per share. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, the Sub-Advisor will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Sub-Advisor analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The Sub-Advisor generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Sub-Advisor’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate, London Inter-Bank Offered Rate (“LIBOR”), a money market index, or a Treasury bill rate.

Cash Management Investments

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. If the Fund invests in money market funds, Shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that provide liquidity.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Floating Rate Loan Interest

The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund is typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in Participations involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Unfunded floating rate loan interests are marked-to-market daily.

High-Yield Securities

Investing in high-yield securities (commonly referred to as “high-yield” or “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak.

The lower rating of certain high-yielding corporate securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments.

Illiquid and Restricted Securities

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 under the Investment Company Act, the Fund may invest without limit in illiquid securities. The Fund may be subject to significant delays in disposing of illiquid securities, and may incur registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Depending on the circumstances, illiquid securities may be considered to include, among other things, securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Sub-Advisor’s opinion may be deemed illiquid (not including securities issued pursuant to Rule144A under the Securities Act).

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. The Fund may make less than optimal or poor asset allocation decisions. The Sub-Advisor employs an active approach to allocation among multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Advisor may focus on an investment that performs poorly or underperforms other investments under various market conditions. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure. You could lose money on your investment in the Fund as a result of these allocation decisions.

Bank Loan Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for bank loans to trade. Bank loans trade in an over-the-counter market (“OTC”), and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than traditional fixed-income security transactions to complete. Transactions in bank loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments. The secondary market for loans also may be subject to irregular trading activity and wider bid/ask spreads. The lack of an active trading market for certain bank loans may impair the ability of the Fund to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would cause a material decline

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

in the Fund’s NAV per share and may make it difficult to value such loans. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about bank loans.

An increase in demand for bank loans may benefit the Fund by providing increased liquidity and higher sales prices, but it may adversely affect the rate of interest payable on new loans issued in the market and the rights provided to investors on those loans. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline and reduce the liquidity of the Fund’s holdings.

Interests in secured bank loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a bank loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund, as a creditor, would likely bear its pro rata costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

Special risks associated with exposures to bank loans include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. Lender liability is based on the premise that an institutional lender or a bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer, and thus could apply to the Fund’s investments in bank loans whether or not the borrower is an obligor of the Fund.

Bank loans typically have coupons that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates, such as the LIBOR. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. Decreases in interest rates will typically cause the coupons on the bank loans to decrease, thereby reducing the income available to investors in the Fund. The bank loans in which the Fund may invest typically include a “LIBOR floor rate” (generally 1.00%) under which the benchmark interest rate will not decline.

Closed-End Structure Risk

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares, and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5%, and up to 25%, of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. However, the number of Shares tendered in connection with are purchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Sub-Advisor require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Sub-Advisor may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Sub-Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and obligations represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Following the financial crisis in 2008, many highly-rated structured securities were subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in high yield investments considered speculative in nature and unsecured investments, this risk will be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk is also greater to the extent the Fund uses leverage in connection with the management of the Fund.

Delayed Funding Loans and Revolving Credit Facilities Risk

An investment in delayed funding loans and revolving credit facilities may subject the Fund to credit, interest rate and liquidity risk, and the risk of being a lender. There may be circumstances under which the borrower’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrower’s credit continues to deteriorate, including at a time when the borrower’s financial condition makes it unlikely that such

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to sell such instruments. As a result, the Fund may be unable to sell such instruments at an opportune time or may have to sell them for less than fair market value.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid Risk

To the extent consistent with the repurchase liquidity requirement for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limitation in illiquid investments, which may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. At any given time, the Fund’s portfolio may be substantially illiquid. The term “illiquid securities” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund may be subject to significant delays in disposing of illiquid securities, which may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Sub-Advisor believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Furthermore, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, if necessary, to raise cash to meet its obligations. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially resulting insubstantial losses to the Fund. During

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Supplementary Notes to Schedules of Investments

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periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

The Fund’s use of leverage creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Funds management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has

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Supplementary Notes to Schedules of Investments

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affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Non-Diversification Risk

Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers.

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When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers may also present substantial credit or other risks. Since the Fund is non-diversified, it’s NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Tax Risk

The Fund intends to elect to be a regulated investment company (“RIC”) and intends to qualify each taxable year to be treated as such. In order to qualify for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for its taxable year from certain types of “qualifying income,” and distribute to its Shareholders at least 90% of its “investment company taxable income,” as that term is defined in the Internal Revenue Code (“Code”) (which include, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategies will potentially be limited by its intention to annually qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or diversification tests applicable to RICs is not certain. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) might affect the Fund’s ability to qualify for such treatment.

If, for any taxable year, the Fund were to fail to qualify for treatment as a RIC, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to federal income tax on its taxable income at the corporate rate (currently 21%) and, when such income is distributed, Shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Certain of the Fund’s investments will require it to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in obligations that will be treated as having “market discount” and/or original issue discount for federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; if the Fund realizes net capital gains from such liquidation transactions, its Shareholders would receive larger capital gain distributions than they would in the absence of such transactions.

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Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of unrated securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Sub-Advisor’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as certain high-yield issues, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or tender Shares for repurchase when the Fund is holding fair-valued securities may receive fewer or more Shares, or lower or higher repurchase proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV per share. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by thirdparty service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund’s NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

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Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities. Each tax period remains open for four years and is subject to examination by the Internal Revenue Service.

Cost of Investments for Federal Income Tax Purposes

As of November 30, 2018, the Fund’s cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sound Point Enhanced Income	$9,297,796	$37,168	$(67,452)	$(30,284)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2018, the Fund did not have any capital loss carryforwards.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: January 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: January 29, 2019

By:	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: January 29, 2019